UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09092

First Eagle Variable Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, NY			10105-4300
(Address of principal executive offices)			(Zip code)

Robert Bruno First Eagle Variable Funds 1345 Avenue of the Americas New York, NY 10105-4300
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-212-632-2700

Date of fiscal year end:	December 31, 2007

Date of reporting period:	June 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.            Reports to Stockholders.

First Eagle Overseas Variable Fund

Semi-Annual Report
June 30, 2007

Advised by Arnhold and S. Bleichroeder Advisers, LLC

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seem", "think", "ought", "try" and other similar terms. We cannot promise future returns.

Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

John P. Arnbold

First Eagle Overseas Variable Fund

PRESIDENT'S LETTER

Dear Shareholder,

Since my last letter to you six months ago, we announced that Jean-Marie Eveillard would again assume portfolio management responsibilities for the First Eagle Overseas Variable Fund. We are pleased that Jean-Marie has returned to full-time duty and that he will lead our team as we plan for the future.

I understand that in many instances, change in investment personnel can cause concern for shareholders. However, here at First Eagle, the investment philosophy, approach and discipline which Jean-Marie created and we have maintained are firmly in place. Our investment style which has served our shareholders so well for many years continues as it always has and we now have eleven investment professionals in research roles. Our team continues to evaluate companies one by one, seeking to uncover quality businesses trading at discounts to our estimation of their intrinsic values. In order to do this successfully, we are diligent and thorough with our research, and are always mindful of attempting to minimize undue risk to our shareholders by requiring a measurable margin of safety from each investment.

Jean-Marie has agreed to a five year commitment with us, during which he will be actively involved in the portfolio management of the funds for the first two years, and for the next three remain on in a senior advisory role. In addition to his portfolio management duties, Jean-Marie will help us increase the depth of our team, and further develop our already significant research capabilities, which are the core of our investment activity. You should be aware that Jean-Marie is supported by a team of ten exceptional investment analysts. In May we promoted Charles "Chuck" de Lardemelle to Associate Portfolio Manager. Prior to this promotion, Chuck served as our Director of Research, and was instrumental in the training and development of our analyst team. He has been an analyst for the fund, working with Jean-Marie since 1996 and is a worthy steward of shareholder assets.

I will close by thanking you for the continued confidence you place in us through entrusting your hard-earned assets with our firm.

Sincerely,

John P. Arnhold
President

July 2007

Jean-Marie Eveillard

First Eagle Overseas Variable Fund

LETTER FROM THE PORTFOLIO MANAGER

Dear Shareholder

First, a reminder: for more than twenty-five years, we have been in the business of establishing "intrinsic" values for securities which catch—on a preliminary basis—our attention. In a nutshell, we try to figure out what a somewhat knowledgeable buyer ("somewhat", because we're on the outside, looking in), expecting a reasonable long-term return, would be willing to pay—in cash—for the entire business. That number is the intrinsic value. If the market price of the security is at some discount to the intrinsic value, then we might be interested. The appropriate size of the discount is a function of how well we think we understand the business and of how much we like the business. The better we understand and like it, the smaller the required discount. As for the sale of securities, it takes place whenever we realize that our intrinsic value was overstated, in other words, when our analysis was flawed. We also sell when the price of the security moves up to the intrinsic value, though we make exceptions—not without trepidation—when we believe the odds are good that the business will continue to create value over the years.

This investment approach—the value approach—is not a recipe, a formula, a black box. But I believe it is a sound approach. As Seth Klarman, a successful value investor, has said, a long-term orientation is the biggest edge a value investor can have. Or, as Benjamin Graham put it, short-term the market is a voting machine, long-term it's a weighing machine. In other words, we're not interested in the psychology of the market. We're interested in the realities of a business. We play bridge, not poker, the difference being that there is much less luck associated with bridge than there is with poker.

Now, for an overview of the markets, keeping in mind that we don't buy markets, we buy specific securities, and that we are long-term investors (typically, five years or more). That said, most equity markets have been going up over the past four years. They're not alone: bonds have moved up too (at least until recently), as well as real estate, gold, commodities (energy, base metals, agricultural products), fine art, you name it. True, corporate profits also have gone up. However, the business cycle has not been abolished, and profit margins are historically high.

The bull market in equities has been helped—if not propelled—by a major credit boom. Money has been cheap and widely available. Excesses such as sub prime housing in the U.S. have cropped up. Leverage in the financial system—some of it hidden—has increased. Monetary authorities are aware of the associated potential fragility. Still, I believe the world is a dangerous place. Happy days may go on for quite awhile for all I know, however caution is in order, I think. But then, it always is ...

So, with valuations often full and the possibility of financial accidents, the fund's assets include some cash and gold. Cash as a residual: we're not coming up with enough investment opportunities (maybe we're not looking in the right places ...). Anyway, we are not about to compromise our standards. As for gold, it's insurance against extreme outcomes.

Apropos opportunities, when we look around, we find most of them in Japan, and to a lesser extent, in South Korea. After the collapse of the stock market-cum-real estate bubble in the late 1980's, Tokyo suffered a twelve-year bear market, and we believe the recovery in the past few years has still left some Japanese securities unduly depressed.

We ("we" are the eight-strong team of in-house analysts, Chuck de Lardemelle, Simon Fenwick and me) have a sound investment approach. We work diligently, we have some skills, and the First Eagle Overseas Variable Fund has done well over time. But we cannot promise future returns, of course.

As our long-term shareholders know, we do not pay attention to short-term market developments, so every now and then (as in the recent past) we lag our benchmarks and our peers. That comes with the territory. We are patient long-term investors and we hope that the fund's shareholders will be as well.

Jean-Marie Eveillard
Portfolio Manager

July 2007

Jean-Marie Eveillard

Chuck de Lardemelle

First Eagle Overseas Variable Fund

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

For the six months ended June 30, 2007, global markets continued their upward trend despite a severe—but quickly forgotten—correction in the last week of February and the first two weeks of March, when the MSCI EAFE Index lost roughly 6.0%.

The euro appreciated in the period from USD 1.32 to 1.35 per euro while the Japanese yen weakened from JPY 119 to 123 per USD over the six month period.

From December 31, 2006 to June 30, 2007, the MSCI EAFE Index was up 10.7%. Excess liquidity, low corporate bond yields and a large number of "private equity" transactions (a fancy new name for good old leveraged buy outs) provided fuel to the fire.

The NAV of the Fund's shares increased 8.8% for the six month period. The Fund's cash position remained in the 10% to 20% range throughout the period, and was 11.3% on June 30, 2007.

The five largest contributors to the performance of First Eagle Overseas Variable Fund over the period were Wendel (holding company, France), Kuehne & Nagel International AG (transportation, Switzerland), Robertet SA (flavors and fragrances, France) Sodexho Alliance SA (corporate catering services, France), and Italmobiliare S.p.A. RNC (holding company, Italy) collectively accounting for 2.8% of this period's performance.

The five largest detractors were Samsung Electronics Company, Limited Pfd. (conglomerate, technology, South Korea), Secom Company, Limited (security services, Japan), Toyota Motor Corporation (automobiles, Japan), Aioi Insurance Company Limited (insurance, Japan) and Sanofi-Aventis (pharmaceuticals, France). Their combined negative performance over the six month period subtracted 0.8% from the Fund's performance.

In most of these instances, we believe that the negative performance is nothing more than a temporary (rather than permanent) impairment of capital. In some cases, the Fund seized this opportunity to add to the positions at prices we deemed attractive.

As of June 30, 2007, the yen exposure remained unhedged against the USD. The euro position was 20% hedged.

Our focus has always been, and remains, on preservation of capital. To the First Eagle team, downside matters more than the upside. Together with our group of analysts, we continue to search the globe for mispriced securities. The discounts to intrinsic values (intrinsic value defined as the amount that a knowledgeable buyer would pay in cash for the whole business) remain narrower than we would like, especially in the U.S. and in Europe. We are, however, finding what we believe are decent investment opportunities in Asia, most notably in Japan and South Korea.

As always, we appreciate your confidence and thank you for your support.

Respectfully submitted,

Jean-Marie Eveillard  Chuck de Lardemelle
Portfolio Manager  Associate Portfolio Manager

July 2007

First Eagle Overseas Variable Fund

FUND EXPENSES
(Unaudited)

Example

As a shareholder of the First Eagle Overseas Variable Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the First Eagle Overseas Variable Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on January 1, 2007 and held for the six months ended June 30, 2007.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Based on Actual Total Return(1)

	Actual Total Return (2)	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(3)
First Eagle Overseas Variable Fund	8.79%	$1,000.00	$1,087.90	$6.37

(1)  For the six months ended June 30, 2007

(2)  Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.

(3)  Expenses are equal to the annualized expense ratio of 1.23%, for the Fund, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5.00% per year before expenses, which is not the First Eagle Overseas Variable Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the First Eagle Overseas Variable Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the First Eagle Overseas Variable Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(2)
First Eagle Overseas Variable Fund	5.00%	$1,000.00	$1,018.70	$6.16

(1)  For the six months ended June 30, 2007.

(2)  Expenses are equal to the annualized expense ratio of 1.23% for the Fund, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FUND OVERVIEW

FIRST EAGLE OVERSEAS VARIABLE FUND  Data as of June 30, 2007 (unaudited)

THE INVESTMENT STYLE

First Eagle Overseas Variable Fund

seeks long-term growth of capital.

ASSET ALLOCATION

COUNTRIES

Japan	22.25%
France	21.57%
South Korea	8.97%
United States	8.10%
Switzerland	7.59%
United Kingdom	3.73%
Italy	3.65%
Singapore	1.73%
Netherlands	1.68%
Thailand	1.38%
Germany	1.38%
Hong Kong	1.31%
Mexico	1.20%
Spain	0.69%
Brazil	0.60%
Belgium	0.59%
Australia	0.57%
Canada	0.43%
Ireland	0.38%
Chile	0.33%
Taiwan	0.24%
Malaysia	0.22%
Indonesia	0.11%

The Fund's portfolio composition (represented as a percentage of net assets) is subject to change at any time.

*The expense ratio as stated in the most recent prospectus is 1.24%, which represents the total annual gross operating expense ratio and may differ from corresponding ratios shown elsewhere in this report because of differing time periods and because this expense ratio does not include expense credits.

AVERAGE ANNUAL RETURNS

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Overseas Variable Fund	20.00%	25.52%	19.03%
MSCI EAFE Index	27.00%	17.73%	7.66%
Consumer Price Index	2.69%	2.98%	2.66%

GROWTH OF A $10,000 INITIAL INVESTMENT

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. The MSCI EAFE Index is a total return index, reported in U.S. dollars, based on share price and reinvested net dividends of approximately 1,100 companies from 21 countries and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

TOP 10 HOLDINGS

streetTRACKS Gold Trust (gold exchange-traded fund)	3.91%
Gold bullion (precious metal)	3.70%
Pargesa Holding SA (Swiss diversified financials company)	2.82%
Nestlé SA (Swiss food manufacturer)	2.68%
Samsung Electronics Company, Limited Pfd. (South Korean electronics company)	2.59%
Wendel (French holding company)	2.58%
Robertet SA (French perfume and food flavoring company)	2.56%
Sanofi-Aventis (French health care company)	2.24%
Sodexho Alliance SA (French food management services provider)	2.19%
SK Telecom Company Limited ADR (South Korean wireless telecommunications company)	2.10%

First Eagle Overseas Variable Fund

SCHEDULE OF INVESTMENTS
June 30, 2007
(unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks—(78.20%)
	Australia (0.57%)
391,170	Spotless Group Limited (8)	$1,404,556	$1,611,365
	Belgium (0.59%)
55,000	Deceuninck (1)	962,375	1,680,848
	Brazil (0.60%)
15,930	Petroleo Brasiliero SA ADR (3)	1,188,445	1,699,412
	Canada (0.43%)
19,899	EnCana Corporation (3)	283,701	1,222,794
	Chile (0.33%)
450,000	Quinenco SA (8)	181,973	946,830
	France (20.97%)
40,194	Wendel (7)	1,250,046	7,352,232
38,071	Robertet SA (2)	4,870,662	7,301,913
78,620	Sanofi-Aventis (6)	6,732,849	6,395,130
86,911	Sodexho Alliance SA (1)	2,386,720	6,252,014
14,570	Société Foncière Financière et de Participations (7)	3,970,645	4,555,263
99,994	Vivendi Universal SA (10)	3,196,883	4,318,597
57,140	Rémy Cointreau SA (2)	1,614,727	4,288,285
27,045	L'Oréal SA (2)	2,043,778	3,213,834
27,660	Total SA (3)	1,905,461	2,255,917
14,760	Neopost SA (8)	805,142	2,167,694
17,890	Essilor International SA (6)	1,011,581	2,139,721
56,630	Télévision Française 1 SA (10)	1,722,990	1,967,498
11,930	Laurent-Perrier (2)	309,190	1,824,571
21,310	Société BIC SA (8)	1,573,898	1,573,619
17,240	Zodiac SA (8)	966,820	1,327,674
10,060	Air Liquide (9)	1,242,204	1,326,714
8,340	Carrefour SA (2)	426,910	588,544
720	Société Sucrière de Pithiviers-le Vieil (2)	194,784	562,296
8,840	Sabeton SA (7)	100,102	179,348
2,000	Didot-Bottin SA (7)	126,999	155,620
		36,452,391	59,746,484
	Germany (1.38%)
35,820	Fraport AG (14)	1,402,983	2,563,651
10,260	Hornbach Holding AG Pfd. (12)	443,235	1,374,752
		1,846,218	3,938,403

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2007
(unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks—(continued)
	Hong Kong (1.04%)
148,890	Guoco Group Limited (7)	$1,915,559	$2,089,130
366,510	Shaw Brothers (Hong Kong) Limited (10)	250,559	861,637
		2,166,118	2,950,767
	Indonesia (0.11%)
535,000	PT Bat Indonesia Tbk (a)(2)	562,762	325,678
	Italy (3.65%)
239,040	Italcementi S.p.A. RNC (9)	1,407,472	4,797,927
40,769	Italmobiliare S.p.A. RNC (9)	2,356,483	4,561,032
122,080	Gewiss S.p.A. (8)	247,780	1,035,986
		4,011,735	10,394,945
	Japan (22.25%)
91,070	Toyota Motor Corporation (1)	4,728,561	5,765,795
124,860	Shimano Inc. (1)	1,755,698	4,286,995
81,700	Secom Company, Limited (8)	3,667,509	3,852,898
2,412	NTT DoCoMo Inc. (13)	3,810,696	3,817,695
177,900	Chofu Seisakusho Company, Limited (1)	3,362,984	3,754,383
28,100	Hirose Electric Company, Limited (13)	3,400,098	3,699,529
61,700	Ono Pharmaceutical Company, Limited (6)	2,096,632	3,270,300
474,700	Aioi Insurance Company, Limited (4)	1,764,164	3,086,321
322,600	NIPPONKOA Insurance Company, Limited (4)	1,821,087	2,906,542
146,400	Matsushita Electric Industrial Company, Limited (1)	2,976,252	2,905,422
12,800	Keyence Corporation (13)	2,815,061	2,797,922
51,960	Astellas Pharma Inc. (6)	2,202,560	2,260,597
77,400	Kose Corporation (2)	2,209,232	2,192,581
127,000	T. Hasegawa Company, Limited (2)	1,861,823	2,118,385
15,300	SMC Corporation (8)	1,981,022	2,036,688
68,155	Meitec Corporation (8)	2,072,620	1,952,818
86,570	Secom Joshinetsu Company, Limited (8)	1,579,068	1,897,232
50,670	SK Kaken Company, Limited (8)	1,551,315	1,883,674
67,950	Nitto Kohki Company, Limited (8)	1,319,184	1,456,071
35,000	Dydo Drinco Inc. (2)	761,747	1,406,250
85,000	Chubu Nippon Broadcasting Company, Limited (10)	958,095	1,141,843
59,400	MISUMI Group Inc. (8)	1,060,683	1,007,679
58,800	Cosel Company Limited (8)	1,036,253	851,932
5,770	ASAHI Broadcasting Corporation (10)	322,298	834,121
16,660	Takefuji Corporation (4)	649,261	559,841
50,000	Sansei Yusoki Company, Limited (8)	388,365	466,721
25,000	TKC Corporation (8)	429,715	454,545
32,200	Seikagaku Corporation (6)	176,280	374,795
57,000	Shingakukai Company, Limited (1)	427,145	345,146

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2007
(unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks—(continued)
	Japan—(continued)
44	Mandom Corporation (2)	$1,015	$1,009
		53,186,423	63,385,730
	Mexico (1.20%)
143,780	Industrias Peñoles, SA de C.V. (11)	797,057	1,715,508
315,350	Grupo Modelo SA de C.V. (2)	1,159,205	1,706,686
		1,956,262	3,422,194
	Netherlands (1.03%)
56,660	Heineken Holding NV (2)	1,761,044	2,940,924
	Singapore (1.32%)
522,990	Haw Par Corporation Limited (8)	1,114,999	2,614,865
79,070	United Overseas Bank Limited (4)	1,006,009	1,136,917
		2,121,008	3,751,782
	South Korea (8.97%)
15,790	Samsung Electronics Company, Limited Pfd. (13)	2,569,948	7,391,682
218,776	SK Telecom Company, Limited ADR (13)	4,995,154	5,983,524
100,000	Hyundai Pharmaceutical Industries Company, Limited (6)	887,888	3,376,989
1,790	Lotte Confectionery Company, Limited (2)	717,288	2,383,050
28,337	KT&G Corporation (2)	1,988,230	1,993,619
152,180	Daeduck GDS Company, Limited (13)	1,408,511	1,620,794
4,990	Nong Shim Company, Limited (2)	1,362,761	1,420,468
1,585	Nong Shim Holding Company, Limited (2)	144,511	158,860
35,190	Fursys Inc. (8)	973,634	1,037,913
23,790	Daeduck Electronics Company, Limited (13)	141,260	199,559
		15,189,185	25,566,458
	Spain (0.69%)
25,423	Corporacion Financiera Alba SA (7)	622,438	1,961,298
	Switzerland (7.59%)
71,690	Pargesa Holding SA (7)	3,586,895	8,027,825
20,000	Nestlé SA (2)	5,943,498	7,629,026
54,790	Kuehne & Nagel International AG (14)	768,702	5,058,987
2,000	Edipresse SA (10)	675,882	896,329
		10,974,977	21,612,167
	Taiwan (0.24%)
641,000	Compal Electronics Inc. (13)	686,787	695,037
	Thailand (1.38%)
14,399,610	Thai Beverage Public Company Limited (2)	2,504,377	2,446,913
331,085	Bangkok Bank Public Company Limited NVDR (4)	1,060,076	1,121,997
21,700	Bangkok Bank Public Company Limited (4)	70,551	76,681

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2007
(unaudited)

Number of Shares			Cost (Note 1)	Value (Note 1)
		Common and Preferred Stocks—(continued)
		Thailand—(continued)
	20,000	The Oriental Hotel Public Company, Limited (1)	$88,922	$297,755
			3,723,926	3,943,346
		United Kingdom (3.37%)
	336,159	Tesco Plc (2)	1,925,179	2,822,581
	679,954	Vodafone Group Plc (13)	1,428,783	2,289,169
	74,760	Spirax-Sarco Engineering Plc (8)	408,788	1,505,946
	96,690	WPP Group Plc (10)	1,184,174	1,452,044
	21,525	Anglo American Plc (11)	776,799	1,271,847
	76,080	JZ Equity Partners Plc (4)	123,570	256,440
			5,847,293	9,598,027
		United States (0.49%)
	65,170	News Corporation, Class 'A' (10)	959,740	1,382,256
		Total Common and Preferred Stocks	146,089,357	222,776,745
		Precious Metals—(7.61%)
	173,580	streetTRACKS Gold Trust (a)	11,211,845	11,154,251
	16,220	Gold bullion, in ounces (a)	9,530,188	10,534,214
			20,742,033	21,688,465
Principal Amount
		Non U.S. Dollar Bonds—(2.89%)
GBP	500,000	EMI Group Limited Plc 8 1/4% due 5/20/2008 (10)	817,645	1,028,253
HKD	5,000,000	Hong Kong Government 3.34% due 12/19/2008 (5)	637,719	630,602
HKD	1,100,000	Hong Kong Government 2.52% due 3/24/2009 (5)	138,652	136,422
SGD	1,815,000	Singapore Government 2 3/8% due 10/01/2009 (5)	1,098,144	1,183,957
EUR	823,000	Waterford Wedgwood Plc 9 7/8% due 12/01/2010 (b)(1)	1,002,373	1,086,041
MYR	2,109,000	Malaysian Government 3.756% due 4/28/2011 (5)	565,281	620,143
EUR	1,234,003	Republic of France O.A.T. I/L 3% due 7/25/2012 (c)(5)	1,608,192	1,716,940
EUR	850,000	UPC Holding BV 7 3/4% due 1/15/2014 (b)(10)	986,172	1,144,679
EUR	500,000	UPC Holding BV 8 5/8% due 1/15/2014 (b)(10)	584,910	695,334
		Total Non U.S. Dollar Bonds	7,439,088	8,242,371
		Short Term Investments—(11.32%)
	$14,238,000	Vulcan Materials Company 5.45% due 7/02/2007	14,235,845	14,235,845
	1,945,000	Caterpillar Financial Services Corporation 5.25% due 7/02/2007	1,944,716	1,944,716
	6,000,000	Colgate-Palmolive Company 5.25% due 7/06/2007	5,995,625	5,995,625
	1,343,000	AstraZeneca Plc 5.27% due 7/06/2007	1,342,017	1,342,017
	1,028,000	AstraZeneca Plc 5.27% due 7/24/2007	1,024,539	1,024,539

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2007
(unaudited)

Principal Amount		Cost (Note 1)		Value (Note 1)
	Short Term Investments—(continued)
$2,328,000	Pitney Bowes Inc. 5.23% due 7/09/2007	$2,325,294		$2,325,294
1,453,000	General Electric Capital Corporation 5.24% due 7/11/2007	1,450,885		1,450,885
1,818,000	BMW US Capital LLC 5.23% due 7/16/2007	1,814,038		1,814,038
2,116,000	Siemens AG 5.26% 7/26/2007	2,108,271		2,108,271
	Total Short Term Investments	32,241,230		32,241,230
	Total Investments (100.02%)	$206,511,708	*	284,948,811	**
	Liabilities in excess of other assets (–0.02%)			(59,392)
	Net assets (100.00%)			$284,889,419

*  At June 30, 2007 cost is substantially identical for both book and federal income tax purposes.

**  Gross unrealized appreciation and depreciation of investments at June 30, 2007 were $79,769,762 and $1,332,659, respectively (net appreciation was $78,437,103).

Portfolio Hedges:

Foreign Currency Sales

Settlement Dates Through	Foreign Currency To Be Delivered		U.S. $ To Be Received	U.S. $ Value at June 30, 2007	Unrealized Appreciation at June 30, 2007	Unrealized Depreciation at June 30, 2007
12/12/07	12,482,000	euro	$16,819,682	$16,972,313	—	$(152,631)

Foreign Currencies

EUR—euro
GBP—pound sterling
HKD—Hong Kong dollar
MYR—Malaysian ringgit
SGD—Singapore dollar

Sector/Industry Classifications	Percent of Net Assets
(1) Consumer Discretionary	9.26%
(2) Consumer Staples	16.61%
(3) Energy	1.82%
(4) Financials	3.21%
(5) Government Issues	1.51%
(6) Health Care	6.25%
(7) Holding Companies	8.54%
(8) Industrials	10.41%
(9) Materials	3.75%
(10) Media	5.52%
(11) Precious Metals	8.66%
(12) Retail	0.48%
(13) Technology and Telecommunications	10.00%
(14) Transportation	2.68%

(a)  Non-income producing security/commodity.

(b)  All or a portion of this security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers under the Securities Act of 1933.

(c)  Inflation-protected security.

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007
(unaudited)

Assets:
Investments, at value (cost $206,511,708) (Note 1)	$284,948,811
Cash	400
Foreign cash (cost $584,692)	591,925
Receivable for investment securities sold	1,528,342
Accrued interest and dividends receivable	553,148
Other assets	3,860
Total Assets	287,626,486
Liabilities:
Payable for investment securities purchased	2,028,372
Payable for forward currency contracts held, at value	152,631
Investment advisory fees payable (Note 2)	174,911
Administrative costs payable (Note 2)	11,503
Distribution fees payable (Note 3)	172,442
Accrued expenses and other liabilities	197,208
Total Liabilities	2,737,067
Net Assets:
Capital stock (par value, $0.001 per share)	9,550
Capital surplus	196,779,627
Net unrealized appreciation (depreciation) on:
Investments	78,437,103
Foreign currency related transactions	(187,411)
Undistributed net realized gains on investments	18,376,400
Accumulated distributions in excess of net investment income	(8,525,850)
Net Assets	$284,889,419
Net Asset Value per Share (NAV) (based on 9,549,771 shares outstanding; 1,000,000,000 shares authorized) (Note 5)	$29.83
Maximum Offering Price per Share	$29.83

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2007
(unaudited)

Investment Income:
Income:
Dividends (net of $348,945 foreign taxes withheld)	$2,717,397
Interest	1,380,761
Total income	4,098,158
Expenses:
Investment advisory fees (Note 2)	985,755
Administrative costs (Note 2)	27,357
Distribution fees (Note 3)	326,021
Shareholder servicing agent fees	98,019
Custody fees	74,544
Legal fees	56,233
Professional fees	25,736
Printing fees	14,890
Accounting fees	7,564
Trustees' fees	3,165
Registration and filing fees	2,701
Insurance fees	2,015
Miscellaneous fees	247
Total expenses from operations	1,624,247
Expense reductions due to earnings credits (Note 1)	(1,851)
Net Expenses	1,622,396
Net investment income (Note 1)	2,475,762
Realized and Unrealized Gains on Investments and Foreign Currency Related Transactions (Note 1):
Net realized gains from:
Investment transactions	18,067,178
Foreign currency related transactions	319,965
18,387,143
Change in unrealized appreciation (depreciation) of:
Investment transactions	1,196,834
Foreign currency related transactions	(180,031)
1,016,803
Net gain on investments and foreign currency related transactions	19,403,946
Net Increase in Net Assets Resulting from Operations	$21,879,708

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2007 (unaudited)	For the Year Ended December 31, 2006
Operations:
Net investment income	$2,475,762	$2,586,600
Net realized gain from investments and foreign currency related transactions	18,387,143	34,302,463
Increase in unrealized appreciation (depreciation) of investments and foreign currency related transactions	1,016,803	13,261,041
Net increase in net assets resulting from operations	21,879,708	50,150,104
Distributions to Shareholders:
Dividends paid from net investment income	—	(15,844,303)
Distributions paid from net realized gains from investment transactions	—	(53,905,998)
Decrease in net assets resulting from distributions	—	(69,750,301)
Fund Share Transactions (Note 5):
Net proceeds from shares sold	45,746,727	45,441,128
Net asset value of shares issued for reinvested dividends and distributions	—	69,750,298
Cost of shares redeemed	(31,791,234)	(56,117,564)
Increase in net assets from Fund share transactions	13,955,493	59,073,862
Net increase in net assets	35,835,201	39,473,665
Net Assets (Note 1):
Beginning of period	249,054,218	209,580,553
End of period (including undistributed net investment (loss) of $(8,514,475) and $(11,001,612), respectively.)	$284,889,419	$249,054,218

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

NOTES TO FINANCIAL STATEMENTS

Note 1—Significant Accounting Policies

First Eagle Variable Funds (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the "Fund"). The Trust is a Delaware statutory trust and was until March 31, 2004 a Maryland Corporation operating under the name First Eagle Variable Funds, Inc. (First Eagle SoGen Variable Funds, Inc. prior to December 31, 2002). The First Eagle Overseas Variable Fund seeks long-term growth of capital. The following is a summary of significant accounting policies adhered to by the Fund and is in conformity with U.S. generally accepted accounting principles ("GAAP").

a)  Investment valuation—The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security, other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio securities will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the NASDAQ in which case it is valued at its last sale price (or, if available in the case of NASDAQ securities, the NASDAQ Official Closing Price ("NOCP")).

Commodities (such as physical metals) are valued at the spot price at the time trading on the New York Stock Exchange closes (normally 4:00 pm E.S.T.). Forward currency contracts are valued at the current cost of covering or offsetting such contracts.

All bonds, whether listed on an exchange or traded in the over-the-counter market (and except for short-term investments as described in the next sentence), for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Short-term investments maturing in sixty days or less are valued at cost plus interest earned (or discount amortized, as the case may be), which is deemed to approximate value.

London closing exchange rates typically are used to convert foreign security prices into U.S. dollars. Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed by the Adviser to be the primary trading venue for that security. In the absence of such a quotation, a quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for the particular security shall be used. The Fund uses pricing services to identify the market prices of publicly trade securities in its portfolio. When market prices are determined to be "stale" as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees. Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of the Fund's holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities

First Eagle Overseas Variable Fund

NOTES TO FINANCIAL STATEMENTS —(Continued)

markets, and security-specific events. The values assigned to a Fund's holdings therefore may differ on occasion from reported market values. The Trust and the Adviser believe that relying on the procedures described above will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund.

b)  Investment transactions and income—Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from security transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, the Fund accretes discounts and amortizes premiums on debt obligations.

c)  Expenses—Expenses arising in connection with the Fund are charged directly to the Fund. Certain expenses are shared with the First Eagle Funds, an affiliated fund group. Such costs are generally allocated using the ratio of the First Eagle Overseas Variable Fund's average daily net assets relative to the total average daily net assets of the First Eagle Funds. Earnings credits reduce custody fees by the amount of interest earned on balances with such service provider.

d)  Foreign currency translation—The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund does not isolate that portion of gains and losses on investments, which is due to changes in foreign exchange rates from that which is due to changes in market prices of the equity securities. However, for federal income tax purposes the Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

e)  Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward currency contracts. Additionally, the Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts until these contracts are closed out, at which time the Fund realizes a gain or loss. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

f)  Structured notes—In order to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") , the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships ("Qualifying Income"). There currently is some uncertainty as to the status of income from commodity-linked structured notes in which the Fund has invested, and the Fund has treated such income as Qualifying Income. If the Fund fails to qualify as a RIC, the Fund will be subject to federal, state and local income tax on its net income and capital gains at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Funds' earnings and profits.

g)  United States income taxes—No provision has been made for U.S. federal income taxes since it is the intention of the Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Internal Revenue Code for a regulated investment company. Such income dividends and capital gains distributions are declared and paid by the Fund on an annual basis.

First Eagle Overseas Variable Fund

NOTES TO FINANCIAL STATEMENTS —(Continued)

i)  Distributions to shareholders—Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

j)  Use of estimates—The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

k)  Recently issued accounting pronouncements—In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes that require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Trust has evaluated its tax positions and determined that FASB Interpretation No. 48 has no impact on the Fund's financial statements.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 applies to reporting periods beginning after November 15, 2007. The adoption of SFAS is not expected to have a material impact on the Fund's financial statements.

Note 2—Investment Advisory Agreement and Transactions with Related Persons

Arnhold and S. Bleichroeder Advisers, LLC ("the Adviser"), a wholly owned subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. ("ASB Holdings") manages the Fund. For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Fund and the Adviser (the "the Advisory Agreement"), an advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund.

Prior to April 30, 2003, the Adviser had agreed to waive its advisory fee, to the extent that the Fund's aggregate expenses exceeded 1.50% of the Fund's average daily net assets. The advisor no longer waives its advisory fees, regardless of other expenses borne by the Fund.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Fund, and, in accordance with its agreement with them, the Fund reimburses the Adviser for costs (including personnel, overhead and other costs) related to those services. For the six months ended June 30, 2007, the Fund reimbursed the Adviser amounts as disclosed in the Statement of Operations.

First Eagle Funds Distributors (the "Distributor"), a division of ASB Securities LLC, a wholly owned subsidiary of ASB Holdings, serves as the Fund's principal underwriter.

Included in the accrued expenses, on the accompanying statement of assets and liabilities of the Fund are fees that are payable to the trustees in the amount of $59. The Trust adopted a Trustee Deferred Compensation Plan which allows the eligible independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Trustee Deferred Compensation Plan.

Note 3—Distribution Plans and Agreements

Under the terms of the Distribution Plans and Agreements (the "Plans") with the Distributor, pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay quarterly, a distribution related fee at an annual rate of up to 0.25% of the Fund's average daily net assets. Under the Plans, the Distributor will use amounts payable by the Fund in their entirety for payments to insurance companies which are the issuers of variable contracts invested in shares of the Fund, in order to pay or reimburse such

First Eagle Overseas Variable Fund

NOTES TO FINANCIAL STATEMENTS —(Continued)

insurance companies for distribution and shareholder servicing-related expenses incurred or paid by such insurance companies. For the six months ended June 30, 2007 the distribution fees incurred by the Fund were as disclosed in the Statement of Operations.

Note 4—Purchases and Sales of Securities

During the six months ended June 30, 2007, the aggregate cost of purchases of investment and proceeds from sales of investments, excluding short-term securities, totaled $78,672,528 and $49,748,320, respectively.

Note 5—Capital Stock

Transactions in shares of capital stock were as follows:

	Six Months Ended June 30, 2007	Year Ended December 31, 2006
Shares sold	1,572,366	1,293,509
Shares issued for reinvested dividends and distributions	—	2,554,020
Shares redeemed	(1,104,096)	(1,645,332)
Net increase	468,270	2,202,197

Note 6—Indemnifications and Foreign Investment Risk

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund may have elements of risk not typically associated with investments in the United States of America due to its investments in foreign countries or regions. Such foreign investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

First Eagle Overseas Variable Fund

FINANCIAL HIGHLIGHTS

	For the six months ended June 30, 2007	For the year ended December 31,
	(unaudited)	2006	2005	2004	2003	2002
Selected Per Share Data[a]
Net asset value, beginning of period	$27.42	$30.47	$27.48	$22.58	$14.96	$13.16
Income from investment operations:
Net investment income	0.27	0.39	0.27	0.23	0.20	0.04
Net realized and unrealized gains on investments	2.14	7.21	5.58	5.92	7.43	2.02
Total from investment operations	2.41	7.60	5.85	6.15	7.63	2.06
Less distributions:
Dividends from net investment income	—	(2.42)	(0.69)	(0.61)	(0.01)	(0.04)
Dividends from capital gains	—	(8.23)	(2.17)	(0.64)	(0.00)[b]	(0.22)
	—	(10.65)	(2.86)	(1.25)	(0.01)	0.26
Net asset value, end of period	$29.83	$27.42	$30.47	$27.48	$22.58	$14.96
Total Return	8.79%[e]	25.08%	21.46%	27.50%	51.01%	15.72%
Ratios and Supplemental Data
Net assets, end of period (000's)	$284,889	$249,054	$209,581	$179,253	$127,647	$63,730
Ratio of operating expenses to average net assets[c]	1.23%	1.24%	1.25%	1.31%	1.37%	1.49%
Ratio of net investment income to average net assets[d]	1.88%	1.13%	0.90%	0.95%	1.12%	0.31%
Portfolio turnover rate	22.01%[e]	28.30%	32.76%	32.43%	12.22%	27.93%

a  Per share amounts have been calculated using the average shares method.

b  Amount represents less than $0.01 per share.

c  The annualized ratios of operating expenses to average net assets for the six months ended June 30, 2007 and the years ended December 31, 2006, 2005, 2004, 2003, and 2002 would have been 1.23%, 1.24%, 1.25%, 1.31%, 1.37%, and 1.49%, respectively, without the effects of the earnings credits, the investment advisory fee waiver and the expense reimbursement provided by the investment adviser.

d  The annualized ratios of net investment income to average net assets for the six months ended June 30, 2007 and for the years ended December 31, 2006, 2005, 2004, 2003, and 2002 would have been 1.88%, 1.13%, 0.90%, 0.95%, 1.12%, and 0.31%, respectively, without the effects of the earnings credits, the investment advisory fee waiver and the expense reimbursement provided by the investment adviser.

e  Not annualized

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

ADDITIONAL INFORMATION

(unaudited)

MANAGEMENT OF THE TRUST

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Funds and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust's Board of Trustees are not "interested persons" as that term is defined in the Investment Company Act.

INDEPENDENT TRUSTEES(1)

Name, Age and Address	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Lisa Anderson 1345 Avenue of the Americas New York, New York 10105 (born October 1950)	Trustee	December 2005 to present	James T. Shotwell Professor of International Relations and Dean, School of International and Public Affairs, Columbia University; President, Middle East Studies Association	6	Chair, Social Science Research Council; Member, Carnegie Council on Ethics and International Affairs; Member Emerita, Human Rights Watch; Trustee, First Eagle Funds (5 portfolios)

Candace K. Beinecke One Battery Park Plaza New York, New York 10004 (born December 1946)	Trustee (Chair)	December 1999 to present(3)	Chair, Hughes Hubbard & Reed LLP	6	Director, ALSTOM; Director, Partnership for New York City; Director, Merce Cunningham Dance Foundation, Inc.; Director, Rockefeller Financial Services, Inc.; Director, Rockefeller & Company, Inc.; Board of Advisors, Yale Law School Center for the Study of Corporate Law; Trustee, First Eagle Funds (Chair) (5 portfolios)

(1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(2)  The term of office of each Trustee expires on his/her 70th birthday.

(3)  Ms. Beinecke also served as a trustee of a predecessor fund to First Eagle Fund of America since 1996.

Name, Age and Address	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Jean D. Hamilton 1345 Avenue of the Americas New York, New York 10105 (born January 1947)	Trustee	March 2003 to present	Private Investor/ Independent Consultant; Member, Brock Capital Group LLC; prior to November 2002, Chief Executive Officer, Prudential Institutional; Executive Vice President, Prudential Financial, Inc.	6	Director, RenaissanceRe Holdings Ltd; Member, The University of Chicago Council on the Graduate School of Business; Director, Four Nations; Trustee, First Eagle Funds (5 portfolios)

William M. Kelly 500 Fifth Avenue, 50th Floor New York, New York 10110 (born February 1944)	Trustee	December 1999 to present(2)	President, Lingold Associates	6	Treasurer and Trustee, Black Rock Forest Preservation and Consortium; Trustee, St. Anselm College; Trustee, New Hampshire Institute of Politics; Trustee, First Eagle Funds (5 portfolios)

Paul J. Lawler One Michigan Avenue East Battle Creek, Michigan 49017 (born May 1948)	Trustee	March 2002 to present	Vice President Investments and Chief Investment Officer, W.K. Kellogg Foundation	6	Finance and Investment Committee Member, Battle Creek Community Foundation; Custody Advisory Committee Member, The Bank of New York; Advisory Committee, Common Fund Capital; Advisory Committee, TA Realty Advisors; Trustee, First Eagle Funds (5 portfolios)

Dominique M. Raillard 15 Boulevard Delessert 75016 Paris France (born June 1938)	Trustee	September 1995 to present	Private Investor and Independent Consultant	6	Trustee, First Eagle Funds (5 portfolios)

(1)  The term of office of each Trustee expires on his/her 70th birthday.

(2)  Mr. Kelly also served as a trustee of a predecessor fund to First Eagle Fund of America since 1998.

INTERESTED TRUSTEES(1)

Name, Age and Address	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
John P. Arnhold(3) 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	President and Trustee	December 1999 to present	Co-President, Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; Chairman, CEO and Director, Arnhold and S. Bleichroeder Advisers, LLC and ASB Securities LLC; prior to March 2005, President and Director, Natexis Bleichroeder, Inc. and Natexis Bleichroeder, UK	6	Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, Hanseatic Asset Management LBG; Director, Quantum Endowment Fund; Director, Educational Broadcasting Corporation;Trustee, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Sports and Arts in Schools Foundation; Trustee, Jazz at Lincoln Center; President and Trustee, First Eagle Funds (5 portfolios)

James E. Jordan(4) 1345 Avenue of the Americas New York, New York 10105 (born April 1944)	Trustee	December 1999 to present	Private Investor and Independent Consultant; prior to July 2005, Managing Director, Arnhold and S. Bleichroeder Advisers, LLC and Director, ASB Securities LLC and ASB Advisers UK, Limited; prior to July 2002, private investor and consultant to The Jordan Company (private investment banking firm) since June 1997	6	Director, Leucadia National Corporation; Director, Empire Insurance Company; Director JZ Equity Partners, Plc. (U.K. investment trust company); Director, Florida East Coast Industries; Director, Columbia University School of International and Public Affairs; Chairman's Council, Conservation International; Trustee, First Eagle Funds (5 portfolios)

(1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(2)  The term of office of each Trustee expires on his/her 70th birthday.

(3)  Mr. Arnhold is an Interested Trustee because he is an officer and director of the Trust's investment adviser and principal underwriter.

(4)  The Trust has determined to consider Mr. Jordan as an Interested Trustee because of his prior affiliation with the Trust's investment adviser and principal underwriter. (He is not, however, an "interested person" of the Trust within the meaning of the Investment Company Act.)

OFFICERS

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five (5) Years
John P. Arnhold 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	President and Trustee	December 1999 to present	See table on preceding page related to Interested Trustees

Robert Bruno 1345 Avenue of the Americas New York, New York 10105 (born June 1964)	Chief Operations and Financial Officer	December 1999 to present	Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Chief Compliance Officer and Senior Vice President, ASB Securities LLC; Chief Operations and Financial Officer, First Eagle Funds

Mark D. Goldstein 1345 Avenue of the Americas New York, New York 10105 (born October 1964)	Chief Compliance Officer	February 2005 to present	General Counsel, Chief Compliance Officer, Senior Vice President and Secretary, Arnhold and S. Bleichroeder Advisers, LLC; General Counsel and Secretary of Arnhold and S. Bleichroeder Holdings, Inc., and Chief Compliance Officer, First Eagle Funds from February 2005; Chief Compliance Officer, Good Hope Advisers, LLC from January 2006; Senior Counsel and Chief Compliance Officer, MacKay Shields LLC from April 2004; Senior Associate General Counsel, UBS Financial Services, Inc. from May 1998

Suzan J. Afifi 1345 Avenue of the Americas New York, New York 10105 (born October 1952)	Vice President and Secretary	December 1999 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, ASB Securities LLC; Vice President and Secretary, First Eagle Funds

Stefanie Hempstead 1345 Avenue of the Americas New York, New York 10105 (born July 1973)	Vice President and Treasurer	May 2000 to present	Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, ASB Securities LLC; Vice President and Treasurer, First Eagle Funds

Michael Luzzatto 1345 Avenue of the Americas New York, New York 10105 (born April 1977)	Assistant Vice President	December 2004 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, ASB Securities LLC; Assistant Vice President, First Eagle Funds from December 2004

Winnie Chin 1345 Avenue of the Americas New York, New York 10105 (born July 1974)	Assistant Treasurer	March 2001 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Assistant Treasurer, First Eagle Funds

Philip Santopadre 1345 Avenue of the Americas New York, New York 10105 (born August 1977)	Assistant Treasurer	September 2005 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Assistant Treasurer, First Eagle Funds

(1)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT

On December 22, 1999, the shareholders of the Trust approved the Advisory Agreement between the Trust and the Adviser. The Board of Trustees of the Trust approved the Advisory Agreement most recently on December 6, 2006. In doing so, the Trustees considered the desirability of continuing the Fund's historic relationship with the Adviser in light of the total compensation to be received by the Adviser, the expenses incurred by the Adviser in performing services under the Advisory Agreement and the total cost to the Fund of using the Adviser's services, taking into account any expenses that the Adviser may pass to the Fund. The Trustees determined that the compensation to be received by the Adviser and the expenses both incurred by the Adviser and passed to the Fund are reasonable and appropriate in light of the nature, extent and quality of the services provided by the Adviser. The Trustees also considered the effects of indirect compensation to the Adviser, such as soft dollar and other service benefits, and the effect of the advisory fee on the ratio of total expenses to total assets (including the allocation of the benefits of economies of scale among the parties as the Fund grows), which the Trustees determined are reasonable and appropriate. In addition, they compared competitive prices for comparable services and advisory fees charged to institutional clients of the Adviser and evaluated the Adviser's past performance and reliability as well as its profitability, capabilities and financial condition. Among other things, the Trustees determined that the Adviser's fees were competitive to those charged by investment advisers to similar funds (i.e., the Fund's net management fee was approximately the same as or lower than its renewed peer group average) and, given differences in the legal and practical requirements of such clients, to institutional clients of the Adviser, total compensation was reasonable, and the Fund's expense ratio was reasonable both on an absolute basis and when compared to those of similar funds. The Trustees also determined that the Adviser's past performance and reliability on behalf of the Fund were excellent (i.e., generally higher and more consistent on a medium- and long-term basis than the reviewed group average) when compared with investment advisers to similar funds and the Adviser's profitability and financial condition were satisfactory. The Trustees also noted their confidence in the capability and integrity of the senior management and staff of the Adviser. Accordingly, they concluded that the Advisory Agreement serves the interests of the Fund and its shareholders.

The Advisory Agreement will continue in effect only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement provides that it will terminate automatically if assigned, within the meaning of the Investment Company Act, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice.

First Eagle Overseas Variable Fund

1345 Avenue of the Americas
New York, NY 10105

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Dominique M. Raillard

Officers

John P. Arnhold

President

Robert Bruno

Chief Operations & Financial Officer

Mark D. Goldstein

Chief Compliance Officer

Suzan J. Afifi

Vice President & Secretary

Stefanie Hempstead

Vice President & Treasurer

Michael Luzzatto

Assistant Vice President

Winnie Chin

Assistant Treasurer

Philip Santopadre

Assistant Treasurer

Investment Adviser

Arnhold and S. Bleichroeder
  Advisers, LLC
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Shearman & Sterling LLP
599 Lexington Avenue
New York, NY 10022

Custodian

State Street Bank and Trust Company
801 Pennsylvania
Kansas City, MO 64105

Shareholder Servicing Agent

DST Systems, Inc.
330 West 9th Street
Kansas City, MO 64105
(800) 334-2143

Underwriter

First Eagle Funds Distributors,
  a division of ASB Securities LLC
1345 Avenue of the Americas
New York, NY 10105

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

The financial information included herein is taken from records of the Fund without examination by the Fund's independent auditors, who do not express an opinion thereon.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Variable Funds.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at www.sec.gov. The Fund's Forms N-Q can be reviewed and copied at the Commission's Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-334-2143.

A copy of the Trust's policies and procedures with respect to the voting of proxies relating to the Trust's portfolio investments and information regarding the proxy-voting record of the Trust for the most recent twelve-month period ended June 30 is available by calling the Trust at 1-800-334-2143. This information also is available on the SEC's website at http://www.sec.gov.

Item 2.                              Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.  Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.                              Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.                              Principal Accountant Fees and Services

Not applicable to this semi-annual report.

Item 5.                              Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.                              Schedule of Investments.

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.                              Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable at this time.

Item 8.                              Purchases of Equity Securities by Close-End Management Investment Company and Affiliated Purchasers.

Not applicable at this time.

Item 9.                              Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 10.                       Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.                       Exhibits.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)):  Attached hereto.

(a)(3) Not applicable.

 (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Variable Funds

By (Signature and Title)*	/s/ John P. Arnhold
John P. Arnhold, President

Date: September 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Arnhold
John P. Arnhold, Principal Executive Officer

Date: September 4, 2007

By (Signature and Title)*	/s/ Robert Bruno
Robert Bruno, Principal Financial Officer

Date: September 4, 2007

*                            Print the name and title of each signing officer under his or her signature.